Exhibit 10.1
OMNIBUS JOINDER TO LOAN DOCUMENTS
This OMNIBUS JOINDER TO LOAN DOCUMENTS (this “Joinder”), dated as of November 5, 2021, is entered into by and among SYNALLOY CORPORATION, a Delaware corporation (“Synalloy”), CRI TOLLING, LLC, a South Carolina limited liability company (“CRI”), SYNALLOY FABRICATION, LLC, a South Carolina limited liability company (“Synalloy Fabrication”), MANUFACTURERS SOAP & CHEMICAL COMPANY, a Tennessee corporation (“Manufacturers Soap”), MANUFACTURERS CHEMICALS, LLC, a Tennessee limited liability company (“Manufacturers Chemicals”), SYNALLOY METALS, INC., a Tennessee corporation (“Synalloy Metals”), BRISTOL METALS, LLC, a Tennessee corporation (“Bristol Metals”), SPECIALTY PIPE & TUBE, INC., a Delaware corporation (“Specialty Pipe”), PALMER OF TEXAS TANKS, INC., a Texas corporation (“Palmer of Texas”), AMERICAN STAINLESS TUBING, LLC, a North Carolina limited liability company (“American Stainless Tubing”, and together with Synalloy, CRI, Synalloy Fabrication, Manufacturers Soap, Manufacturers Chemicals, Synalloy Metals, Bristol Metals, Specialty Pipe and Palmer of Texas, the “Existing Borrowers”), DANCHEM TECHNOLOGIES, INC. (“DanChem”, and together with the Existing Borrowers, the “Borrowers”), the Lenders (as defined in the Credit Agreement) party hereto, and BMO HARRIS BANK N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Joinder shall have the meanings ascribed to them in the Credit Agreement.
RECITALS
WHEREAS, the Existing Borrowers, the Lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as modified by this Joinder, the “Credit Agreement”);
WHEREAS, the Existing Borrowers and the Administrative Agent are parties to that certain Pledge and Security Agreement, dated as of January 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Pledge and Security Agreement” and as modified by this Joinder, the “Pledge and Security Agreement”);
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders, inter alia, permit DanChem to become a Borrower under the Credit Agreement and a Grantor under the Pledge and Security Agreement; and
WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT
Section 1Acknowledgements with Respect to Loan Documents. Effective as of the date hereof (the “Joinder Effective Date”), but subject to the satisfaction of the conditions precedent set forth in Section 2 below, (i) the schedules to the Credit Agreement are hereby deleted in their entirety and replaced with the schedules attached hereto as Exhibit A and (ii) the schedules to the Pledge and Security Agreement are hereby deleted in their entirety and replaced with the schedules attached hereto as Exhibit B. Notwithstanding anything to the contrary in the Credit Agreement or the Pledge and Security Agreement, (x) none of the assets of DanChem will be included in the Borrowing Base until the Administrative Agent has conducted a Field Exam with respect to DanChem and (y) DanChem shall, within sixty (60) calendar days of the Joinder Effective Date, deliver to the Administrative Agent Control Agreements covering each of its Deposit Accounts, Securities Accounts or Commodity Accounts, if any. For the avoidance of doubt, the Stock Purchase Agreement dated as of October 22, 2021, between DanChem Holdings, LLC, and Synalloy is deemed to be a Material Contract for the purposes of the Credit Agreement.
Section 2Conditions Precedent to Effectiveness of Amendment. This Joinder shall become effective upon the satisfaction of each of the following conditions:
2.1the Administrative Agent shall have received a copy of this Joinder signed by the Loan Parties, the Administrative Agent and the Lenders; and
2.2each of the conditions set forth in Section 5.02 of the Credit Agreement shall have been satisfied or waived in writing by the Administrative Agent.
Section 3Omnibus Joinder to Loan Documents.
3.1Each of the Loan Parties (including, for avoidance of doubt, DanChem) hereby acknowledges, agrees and confirms that by its execution of this Joinder, DanChem assumes all the Obligations of a Borrower and a Loan Party under the Credit Agreement and the other Loan Documents (and as a Grantor under the Pledge and Security Agreement and as a Payor and Payee under the Master Intercompany Note), and acknowledges, agrees and confirms that DanChem is a Borrower and a Loan Party and bound as a Borrower and a Loan Party under the terms of the Credit Agreement and the other Loan Documents (and is a Grantor and bound as a Grantor under the terms of the Pledge and Security Agreement and as a Payor and Payee under the Master Intercompany Note), in all cases as if it had been an original signatory to all such agreements. In furtherance of the foregoing, DanChem hereby grants to the Administrative Agent for the benefit of the Secured Parties (as defined the in the Pledge and Security Agreement) a continuing Lien upon all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, to secure the prompt payment and performance of all Obligations.
3.2In furtherance of its obligations under Section 6(a) of the Pledge and Security Agreement, DanChem agrees to deliver to the Administrative Agent (i) complete UCC financing statements naming such person or entity as debtor and the Administrative Agent as secured party, and describing its Collateral and such other documentation as the Administrative Agent (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Pledge and Security Agreement, as modified hereby (ii) stock certificates representing all of the Equity Interests of DanChem and accompanying stock powers executed in blank. DanChem acknowledges the authorizations given to the Administrative Agent under the Section 8(b) of the Guaranty and Collateral Agreement and otherwise.
3.3DanChem’s address for notices under the Guaranty and Collateral Agreement shall be the address of the Loan Parties set forth in the Credit Agreement and DanChem hereby appoints the Borrower Agent as its agent to receive notices hereunder.
Section 4Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Joinder, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as of the Joinder Effective Date as follows:
4.1the execution and delivery of this Joinder and the performance of this Joinder and the Credit Agreement by the Loan Parties has been duly authorized, and each of this Joinder and the Credit Agreement constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;
4.2the execution and delivery of this Joinder and the performance of this Joinder and the Credit Agreement by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);
4.3after giving effect to this Joinder and the transactions contemplated hereby and thereby, each of the representations and warranties of each Loan Party set forth in the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents, are true and correct in all respects with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date); and
4.4after giving effect to this Joinder and the transactions contemplated hereby and thereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Joinder.
Section 5Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement, the Pledge and Security Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Joinder and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement and the Pledge and Security Agreement. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 5. This Joinder shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement, the Pledge and Security Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents in the future.
Section 6Release. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, each Lender and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, administrative agents and other representatives (the Administrative Agent, the Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Joinder for or on account of, or in relation to, or in any way in connection with the Existing Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.
Section 7Miscellaneous.
7.1Signatures; Effect of Joinder. By executing this Joinder, each of the Loan Parties is deemed to have executed the Credit Agreement, as a Borrower and a Loan Party and the Pledge and Security Agreement, as a Grantor. All such Loan Parties, Grantors, the Administrative Agent and the Lenders acknowledge and agree that (a) nothing contained in this Joinder in any manner or respect limits or terminates any of the provisions of the Credit Agreement, the Pledge and Security Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement, the

Pledge and Security Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the Pledge and Security Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Joinder shall not operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the Pledge and Security Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement, Pledge and Security Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Joinder does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement, the Pledge and Security Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement, the Pledge and Security Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Joinder may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 11.01 of the Credit Agreement.
7.2Counterparts. This Joinder may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Joinder by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Joinder. This Joinder to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any federal or state law based on or equivalent to the Uniform Electronic Transactions Act or the Uniform Commercial Code.
7.3Severability. The illegality or unenforceability of any provision of this Joinder or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Joinder or any instrument or agreement required hereunder.
7.4Captions. Section captions used in this Joinder are for convenience only, and shall not affect the construction of this Joinder.
7.5Entire Agreement. This Joinder embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.
7.6References. Any reference to the Credit Agreement or the Pledge and Security Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Joinder shall be deemed to include this Joinder unless the context shall otherwise require. Reference in any of this Joinder, the Credit Agreement, the Pledge and Security Agreement or any other Loan Document to the Credit Agreement or the Pledge and Security Agreement shall be a reference to the Credit Agreement and/or the Pledge and Security Agreement, as applicable, as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.
7.7Governing Law. THIS JOINDER AND ALL CLAIMS SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
7.8Payment of Costs and Expenses. The Loan Parties agree, pursuant to the terms of Section 11.04 of the Credit Agreement, to pay on demand all reasonable and documented out-of-pocket expenses of the Administrative Agent incurred in connection with the transactions contemplated hereby to the extent not previously paid or paid on the date hereof (including attorney costs) in connection with the preparation, execution and delivery of this Joinder and the other Loan Documents.
[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Omnibus Joinder to Loan Documents as of the date first written above.

BORROWERS:
SYNALLOY CORPORATION

By:
Name:
Title:

CRI TOLLING, LLC

By:
Name:
Title:

SYNALLOY FABRICATION, LLC

By:
Name:
Title:

MANUFACTURERS SOAP & CHEMICAL CO

By:
Name:
Title:

MANUFACTURERS CHEMICALS, LLC

By:
Name:
Title:

Signature page to Omnibus Consent and Joinder Agreement

SYNALLOY METALS, INC.

By:
Name:
Title:

BRISTOL METALS, LLC

By:
Name:
Title:

SPECIALTY PIPE & TUBE, INC.

By:
Name:
Title:

PALMER OF TEXAS TANKS, INC.

By:
Name:
Title:

AMERICAN STAINLESS TUBING, LLC

By:
Name:
Title:

DANCHEM TECHNOLOGIES, INC.

By:
Name:
Title:
Signature page to Omnibus Consent and Joinder Agreement

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent By: Name: Title:

Signature page to Omnibus Consent and Joinder Agreement

LENDER:	BMO HARRIS BANK N.A., as a Lender By: Name: Title:

Signature page to Omnibus Consent and Joinder Agreement

EXHIBIT A

Schedules to Credit Agreement

See attached.

EXHIBIT B

Schedules to Pledge and Security Agreement

See attached.